UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 3, 2020

HAWAIIAN HOLDINGS INC
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure.

March and First Quarter 2020 Traffic Statistics

On April 9, 2020, Hawaiian Holdings, Inc. (the “Company”) issued a press release reporting its system-wide traffic statistics for the month of March and the first quarter of 2020. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Ratification of Collective Bargaining Agreement with Association of Flight Attendants

On April 3, 2020, the flight attendants of Hawaiian Airlines, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Hawaiian”), represented by the Association of Flight Attendants-CWA (the “AFA”), ratified its collective bargaining agreement (“CBA”), which is amendable on April 3, 2025. The ratification provides for, among other things, a ratification payment to be paid over a one-year term, increased medical cost sharing, improved pay scales, and a one-time medical savings contribution to eligible flights attendants upon retirement. The ratification is expected to result in a one-time expense of approximately $24 million in the first quarter of 2020 related to the ratification bonus and other benefits.

Application for CARES Act Relief

On April 3, 2020, the Company submitted an application for its share of the payroll support grants under the Coronavirus Aid, Relief and Economic Security Act of 2020 (“CARES Act”).

General Update

On April 8, 2020, the Company provided one of its periodic company-wide updates for its employees on the impact of the novel coronavirus (“COVID-19”) pandemic on the Company’s business and performance.

The following was noted during the update:

•
Government mandates and other factors related to the COVID-19 pandemic have resulted in significantly reduced demand for air travel and, as a result, the Company has drastically reduced its flight schedule systemwide. Given the impact of the COVID-19 pandemic on the U.S. and global economy to date, it is unlikely that the Company will rebound quickly to pre-crisis demand levels.

•
Combined with savings from the Company’s reduced flying schedule, the Company has removed an estimated $380 million in costs over the next six months. However, most of the Company’s costs are fixed, such that even with these significant cost reductions, the Company estimates its average cash outflow will be approximately $4.5 million per day. During April, the Company expects to consume $120-140 million of its cash reserves (excluding refunds).

•
Near-term initiatives to preserve cash, like the voluntary furlough programs offered to all employees, remain critical. As of April 1, 2020, 41% of the Company’s workforce, both non-contract and contract, had taken action through voluntary leave programs.

•
Cost cutting measures, cash raising initiatives, and receipt of support under the CARES Act will not alone be enough for the Company to weather the impacts of the COVID-19 pandemic indefinitely without the return of demand for air travel in the markets in which the Company operates.

Forward-Looking Statements

This Current Report on Form 8-K and related press release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current plans with respect to certain matters and financial performance. Such forward-looking statements include, without limitation, the Company’s cost cutting initiatives, the Company’s expected financial performance, the expected timing and amounts of certain payments, the Company’s expected cash flows, and the impact on the Company’s business of the COVID-19 pandemic. Words such as “expects,” “anticipates,” “projects,” “intends,” “plans,” “believes,” “estimates,” “will,” variations of such words, and similar expressions are also intended to identify such forward-looking statements.

These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and assumptions relating to the Company’s operations and business environment, all of which may cause outcomes to be materially different from any expected outcomes, expressed or implied, in these forward-looking statements. These risks and uncertainties include, without limitation, whether the Company’s cost cutting initiatives and other measures will be effective or sufficient; the continuing and developing effects of the spread of COVID-19; the expected duration of the government mandated quarantine and the potential imposition of further restrictions on travel in the future; the full effect the mandatory quarantine will have on demand for air travel in the markets in which the Company operates; the Company’s dependence on tourist travel; any future restrictions on air travel; the availability of aircraft fuel, aircraft parts and personnel; the Company’s ability to continue to generate sufficient cash; changes in the Company’s future capital needs; and other macroeconomic, political and regulatory developments.

The risks, uncertainties and assumptions described above also include the risks, uncertainties and assumptions discussed from time to time in the Company’s other public filings and public announcements, including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to the Company on the date hereof. The Company does not undertake to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated April 9, 2020.
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2020

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Shannon L. Okinaka
		Name:	Shannon L. Okinaka
		Title:	Executive Vice President, Chief Financial Officer and Treasurer